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                 WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND



Supplement to the Prospectus and Statement of Additional Information, dated March 2, 1998

The following information supersedes certain information in the prospectus and statement of additional information of the Warburg Pincus Fund listed above in the section entitled "Management of the Fund(s) -- Portfolio Managers":

Stephen J. Lurito serves as Co-Portfolio Manager of Warburg Pincus Global Post-Venture Capital Fund, along with Co-Portfolio Managers Elizabeth B. Dater and Harold E. Sharon. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987.

Dated: April 23, 1998                                                 16-0498
                                                                      for
                                                                      WPUSL
                                                                      ADGPV